UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2025
(Date of earliest event reported)

BANK5 2025-5YR13
(Central Index Key Number 0002047638)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association

(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-280318-01	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

                      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 25, 2025, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused, pursuant to a pooling and servicing agreement, dated and effective as of February 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, (i) the issuance of the BANK5 2025-5YR13, Commercial Mortgage Pass-Through Certificates, Series 2025-5YR13 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and together with the Class RR Certificates, the “VRR Interest”). The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1 and Class B-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class X-H, Class X-J, Class X-K, Class C, Class C-1, Class C-2, Class C-X1, Class C-X2, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class R Certificates (the “Private Certificates”).

The Public Certificates were sold to J.P. Morgan Securities LLC (“JPMS”), BofA Securities, Inc. (“BofA Securities”), Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“MS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, BofA Securities, WFS, MS&Co. and Academy, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of February 6, 2025, among the Registrant, JPMorgan Chase Bank, National Association (“JPMCB”) and the Underwriters.

The Private Certificates were sold to JPMS, BofA Securities, WFS, MS&Co., Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of February 6, 2025, among the Registrant, JPMCB and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the VRR Interest represent, in the aggregate, the entire beneficial ownership in the BANK5 2025-5YR13 (the “Issuing Entity”), a common law trust fund formed on February 25, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 commercial, multifamily and/or manufactured housing commercial mortgage loans (the “Mortgage Loans”). The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB, Bank of America, National Association (“BANA”), Wells Fargo Bank, National Association (in such capacity, “WFB”) and Morgan Stanley Mortgage Capital Holdings LLC.

On February 25, 2025, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $591,699,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $4,933,432, were approximately $636,166,471. Of the expenses paid by the Registrant, approximately $228,726 were paid directly to affiliates of the Registrant, $477,233 in the form of fees were paid to the Underwriters, $108,371 were paid to or for the Underwriters and $4,119,103 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: February 10,

2025) and in the Prospectus, dated February 6, 2025 and as filed with the Securities and Exchange Commission on February 10, 2025. The related registration statement (file no. 333-280318) was originally declared effective on September 9, 2024.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

On February 25, 2025, the Registrant also transferred the VRR Interest, having an aggregate principal amount of $36,854,513.02, to JPMCB (in such capacity, the “Retaining Sponsor”), BANA, WFB and Morgan Stanley Bank, N.A. (“MSBNA”, together with the Retaining Sponsor, BANA and WFB, the “Retaining Parties”) as follows: (i) the RR Interest, with a VRR Interest balance equal to $7,750,000.01, to the Retaining Sponsor, pursuant to the JPMCB Mortgage Loan Purchase Agreement, (ii) $11,295,750.00 Certificate Balance of the Class RR Certificates to BANA, pursuant to the BANA Mortgage Loan Purchase Agreement, (iii) $9,176,498.01 Certificate Balance of the Class RR Certificates to WFB, pursuant to the WFB Mortgage Loan Purchase Agreement and (iv) $8,632,265.00 Certificate Balance of the Class RR Certificates to MSBNA, pursuant to the MSMCH Mortgage Loan Purchase Agreement. The VRR Interest was transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Retaining Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by the Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by the Retaining Parties).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive at least 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the VRR Interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 25, 2025.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 25, 2025 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2025	J.P. Morgan Chase Commercial Mortgage Securities Corp. (Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director